EXHIBIT 10.5

                             OFFICE LEASE CONTRACT



Party A (lessor):    SHENZHEN ANLIAN INVESTMENT CO. LTD

Address: 19th Floor, Anlian Plaza ,No.2222, Jintian Road, Futian District, Shenzhen, Guangdong, China

Postal Code:  518026

Attorney:

Address

Post code:



Party B (lessee):   WEALTHCRAFT  SYSTEMS (SHENZHEN) LIMITED

Address: Room 108, Incubation Building, Hi-tech Industrial Park, Nanshan District, Shenzhen, Guangdong, China

Postal Code:  518057

Business license or ID card number:

Attorney:

Address

Post code:



Party A and Party B signed the contract with accordant discussion in accordance with "Contract law of the People's Republic of China", the "Management law of Civic House Property of the People's Republic of China " and the "Regulations of Shenzhen Special Economic Zone on House Leasing" and regulations of it's implementing details.



ARTICLE 1 Party A will rent the following office property: Room B01,B02, 14th Floor, Anlian Plaza, No.2222, Jintian Road, Futian District, Shenzhen, Guangdong, China (hereinafter called "The Premises") to Party B for use. The leasing area of the leasing house property is 546.84 square meter, and the total floors of the building is 35 Floors.

Owner and right holder of The Premises: SHENZHEN ANLIAN INVESTMENT CO. LTD , Name/ number of the Right certificate of the house property or other certificate which can prove it's rights( use right) : No.3000378441 .

ARTICLE 2 The unit rent of the house property is RMB One hundred and five Yuan (
(Y)105) per square metre per Month; and the monthly rent is RMB Fifty seven thousand four hundred and eighteen Yuan, twenty Fen ((Y)57418.20).

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ARTICLE 3 Party B should pay the rent of the first month before DATE MONTH YEAR, the amount is RMB FIFTY SEVEN THOUSAND FOUR HUNDRED AND EIGHTEEN YUAN , TWO JIAO ((Y)57418.20)

ARTICLE 4 Party B should pay the rent:

[ ]      5 days before every month end:

[ ]        date      month before every quarter;

[ ]        date      month before every half year;

[ ]        date      month before every year;

The rent shall be paid to Party A. When Party A received the rent, he should make an tax invoice for party B.



ARTICLE 5 The leasing period for party B is from 1 date 8 month 2006 year to 31 date 7 month 2009 year.

The period for leasing should not exceed the time limit set for the use of the land covered by the premises, and the exceed period is invalid. If there is agreement between two parties, the loss of exceeding will be according to the agreement, if not, it will be charged with party A .

ARTICLE 6 The purpose of The Premises: HANDLE OFFICIAL BUSINESS

When The Premises is for any other use other than the stated purpose, party B should get party A's written approval, and apply for the house property usage to the management of the house property according to the relative law and regulations before changing it's usage .

ARTICLE 7 Party A should transfer The Premises to party B for use before 1 date 8 month 2006 year, and finish the transfer procedure.

When party A late for transferring the house to party B, party B can ask for extending the valid period, the two parties signed in written to confirm and take a record by the register department.

ARTICLE 8 When transfer The Premises, the two parties should confirm the status of the attach establishment and finance and make supplement in the attachment.

ARTICLE 9 When transfer The Premises, party A can take two months rents for deposit from party B, namely RMB One hundred and fourteen thousand eight hundred and thirty six Yuan, forty Fen.

When party A gets the deposit, he should give the receipt to party B .

The conditions that party A give the deposit back to party B:

1.       Finish the leasing period (except where party A agree in writing)
2. Without any payment in arrears (include but not limited to: rents, management fee air-condition fee, electric fee, telephone fee etc.)
3.       Revert the status of the public (except where party A agree in writing)
         [ ] Meet one of the conditions.
         [ ] Meet all of the conditions.
         ( Choose one of the items above and X the one you choose)

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When there is one of the situations, party A could keep the deposit if:

1.       Didn't finish the leasing period because of the party B.
2. With payment in arrears (include but not limited to: rents, management fee air-condition fee, electric fee, telephone fee etc.)
3. Didn't revert the status of the public( except that party A agree in written to reserved)


ARTICLE 10 Between the leasing period, party A takes charge of the using fee of the earth for The Premises and tax, management fee of The Premises and other fees paid by party A by law; party B takes charge of the water and electric fee, sanitary fee, house management fee and other fees paid by party B by law.

ARTICLE 11 Party A should guarantee The Premises and the attach establishment could be effected and ensure the security of the attach establishment meet the law and the regulations.

Party B has right to ask for compensation when got personal or property loss because of party A `purposive or lapse behavior.

ARTICLE 12 Party B should use The Premises and the attach establishment reasonable, and forbid to use illegally; party A could not disturb or hinder when party B use The Premises normally and reasonable.

ARTICLE 13 Damage or malfunction appeared and stopped using safely and normally when party B uses The Premises, party B should notice party A and take effective action to stop the extension of the damage. Party A should maintain it in 3 days after received the notice or entrust party B for maintaining; when party B can't notice party A or party A didn't maintain in the promissory time after being noticed, party B can take place to maintain after recorded by contract register department.

Under urgent situation and need to be maintained immediately, party B can take place to maintain first and then report to party A.

The maintenance costs under the two situations should be paid by party A (include the reasonable fee of party B that take place to maintain and stop the extension of the damage). If party B didn't do his duty to notice in time and adopt the possible action then result in the extension of the loss, the extension part will be took charged by party B.

ARTICLE 14. Part B should take the responsibility to repair or pay for the repairing the unworkable facility or said premises which is damaged by the wrong using of part B and notice part A meanwhile. Part A could repair the facilities for part B after the case record if part B refuse to pay or do any fixing job, all the charge would be paid by part B.

ARTICLE 15. During the efficient period, part A and B should have an other written agreement if any of part A or B would rebuild or renovate The Premises.

ARTICLE 16. Part B should not lease the part or all of The Premises to the third party. Part B could lease The Premises to the third party only with part A's written permit within this contract efficient period, and the records registration should be done at the related leasing management office.

ARTICLE 17. During the efficient period of this contract, part or all of the ownership of The Premises is changed by part A, part B should be noticed one month previous. Part B should has the priority to buy The Premises at the same price and the situations.

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The said premises has been transferred to the third party, part A should take the responsibility to notify the assignee going on perform this contract as well.

ARTICLE 18. Termination or item change could be take with any of the following situations during the efficient period:

(1) Uncontrollable issues makes this contract could not perform.

(2) The said premises is confiscated, bought , taken back or rebuilt by the authorities .

(3) A deal by part A and part B.

ARTICLE 19. Any of the following issues appears, part A could ask for the compensation from part B by

 [ ]          Ask for the compensation of the damage.

 [ ]          Refuse to refund the deposit.

 [ ]          Part B pay the punishment fee with RMB   (Capital Written        )

(The choice of the upon item rely on the negotiation between part A and B, and plus [ ] in the related items.)

     (1) Part B late pay the rent over 30 days.

     (2) What have been done by part B might lead part A expensing over 16080.

     (3) Part B perform the illegal activities or the other performance might hurt the public or private profit in The Premises .

     (4) Part B change the physical structure or the usage of The Premises.

     (5) Part B does not obey the item 14. The said premises or equipment is seriously damaged by the ignore of which part B does not take the responsibility to repair or pay for fixing.

     (6) Part B should not renovate The Premises without the permit from part A and related management.

     (7) Part B transfer The Premises to the third party by means.

     Besides asked for compensation and related responsibility, part A could ask for termination of this contract or change the item upon the situations.

ARTICLE 20. Any of the following issues appears, part B could ask for the compensation from part A:

[ ]           Ask for the compensation of the damage.

[ ]           Ask for the double refund of the deposit.

[ ]           Part A pay the punish fee with RMB      (Capital Written         )

(The chose of the upon item rely on the negotiation between part A and B, and plus [ ] in the related items.)

     (1) Party A late hand over The Premises to part B over 30 days,

     (2) Party A break the item 14.1 and make the part B could not get the destination of the renting .

     (3) Party A break the item 13 to refuse pay or take the responsibility of fixing.

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     (4) Party A rebuilds or renovates The Premises without party B's agree or the permit of the related management.

     Besides asked for compensation and related responsibility, party B could ask for termination of this contract or change the item upon the situations. (Party B should give a written notice and retrocede The Premises to Party A after getting the compensation.)

     Party B does not need to pay the rental from the notice is delivered to party A to party B get the compensation.

ARTICLE 21. As this contract's termination, part B should move out and retrocede The Premises at the same day, and make sure said premises and the facility are work well(except for the depreciation.). Part B should pay off all the bills and hand over all the related process .

ARTICLE 22. Any renew requirement from part B should be applied to part A one month before this contract is expired. Part B has the priority to rent The Premises at the same situations.

The new lease contract should be signed after part A and B getting the agreement to renew the contract, and the new contract should be re-recorded at the related management.

ARTICLE 23. Each of the item of this contract should be obeyed by both part A and B, any of them break the item the related responsibility should be taken.

ARTICLE 24. Part A and B could have an attachment to this contract for the further details of the leasing, the attachment would be legally the part of this contract with the same force.

Part A and B should change the records at the related management if any change of this contract has been deal by both. Recorded agreement has the same effectiveness with this contract.

ARTICLE 25. Any disagreement of this contract between part A and B should be negotiated firstly, otherwise the intermediation should be performed by the record management, the last solution would be ask for arbitration from: Shenzhen Arbitral Commission.

ARTICLE 26. This contract could be efficient upon the signing. This contract should be recorded at the management in 10 days by part A and B.

ARTICLE 27. The language serves this contract is Chinese.

ARTICLE 28. There are four copies of this contract, one for part A, one for part B, one for contract record management, and one for the related management.



Party A (Seal)

Legal representative:

Contact Number:

Banking account Number:

Attorney(Seal):                                 Date:



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Party B (Seal)

Legal representative:

Contact Number:

Banking account Number:

Attorney(Seal):                                 Date:



Contract record management(Seal):               Date: